SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549



FORM 8-K



CURRENT REPORT



Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934





Date of Report (date of earliest event reported):	 September 25,
1997





FINANCIAL ASSET SECURITIES CORP.,

(as depositor under the Pooling and Servicing

Agreement, dated as of August 1, 1996, providing

for the issuance of Financial Asset Securities Corp.,

Mego Mortgage FHA Title I Loan Trust 1996-2,

FHA Title I Loan Asset-Backed Certificates,

Series 1996-2).



(Exact name of registrant as specified in its charter)





              Delaware          	  33-99018  	    41-1849055

(State or Other Jurisdiction		 (Commission	(I.R.S. Employer

of Incorporation)			  File Number)	Identification No.)





600 Steamboat Road

Greenwich, Connecticut					 06830

(Address of Principal Executive Offices)			(Zip Code)







Registrant's telephone number, including area code:	 (203)
625-2700



Item 5.	Other Events



		On behalf of Mego Mortgage FHA Title I Loan Trust 1996-2, FHA Title I Loan Asset-Backed Certificates, Series 1996-2, a Trust created pursuant to the Pooling and Servicing Agreement, dated
August 1, 1996, by First Trust of New York, National
Association, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated September
25, 1997. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current
Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Certificates, Due August 25, 2017.



		A. 	Monthly Report Information:

			Aggregate distribution information for the current distribution date September 25, 1997.



			Principal		Interest	Ending Balance



	Cede & Co 	$847,965.90		$274,819.04	$38,960,343.38





		B.	No delinquency in payment under the Certificate Guaranty
Insurance Policy has occurred.



		C.	Have any deficiencies occurred?   NO.

				Date:

				Amount:



		D.	Were any amounts paid or are any amounts payable under the
Certificate Guaranty Insurance Policy?   NO

				Amount:



		E.	Are there any developments with respect to the Certificate
Insurance Guaranty Policy?	NONE.



		F.	Item 1: Legal Proceedings:	NONE



		G.	Item 2: Changes in Securities:	NONE



		H	Item 4: Submission of Matters to a Vote of
Certificatholders:  NONE



		I.	Item 5: Other Information - Form 10-Q, Part II - Items
1,2,4,5 if applicable:  NOT APPLICABLE







Item 7. Monthly Statements and Exhibits



	 Exhibit No.



		1.	Monthly Distribution Report dated September 25, 1997.











              MEGO MORTGAGE CORPORATION

     FHA TITLE I LOAN ASSET-BACKED CERTIFICATES

                  SERIES 1996-2





                  CERTIFICATE HOLDERS' REPORT

Distribution Date:  25-Sep-97







       Beginning                                           Ending

      Certificate  Principal    Interest      Total
Certificate

Class   Balance   DistributionDistribution Distribution
Balance



  A   39808309.28   847965.90   241337.88    1089303.78
38960343.38

  S   40177392.63 NA             33481.16      33481.16
39257014.04

  R            NA NA                 0.00          0.00 NA



Total 39808309.28   847965.90   274819.04    1122784.94
38960343.38







           AMOUNTS PER $1,000 UNIT



                                              Ending
Current

       Principal    Interest     Total     Certificate
Pass-Through

ClassDistribution DistributionDistribution   Balance    Interest
Rate



  A   17.47050503  4.97224550 22.44275053  802.69368476
7.2750%

S (a)  0.00000000  0.68635087  0.68635087  804.75364918
1.0000%









                  Trustee's Certificate

     Pooling and Servicing Agreement Dated August 1, 1996



i) Interest from Mortgagors / Master Servicer
     464981.41

   Interest from Purchased Loans
          0.00

   Interest from Defaulted Mortgage Loans
       1000.60


     465982.01



   Principal Collections (Regular Installments)
      68523.90

   Principal Collections (Curtailments and Paid in Fulls)
     635456.12

   Principal from Purchased Loans
          0.00

   Principal from Defaulted Mortgage Loans
      19127.97


     723107.99



   Collected Amount
    1189090.00

   Deposits Pursuant to Sec. 4.03 (e) - Reserve Account Deposits
          0.00

   Amount Deposited Pursuant to Section 2.04 (d)  Substitutions
       1508.92

   Distribution Amount
    1190598.92

   Insured Payments
          0.00

   Amount Available
    1190598.92



ii)  Pool Balance Information:

     Beginning Pool Balance                 40177392.63

     less: Principal Collections              703980.02

     less: Balance of Defaulted Loans         216398.57

     Ending Pool Balance                    39257014.04



                                              Before        After

iii)  Class A Factors:                    Distributions
Distributions

          Class A                            0.82016419
0.80269368





                                             Computed
Distributed

                                              Amount
Amount     Shortfall

iv)  Class A Monthly Interest Amount          241337.88
241337.88       0.00

     Class A Principal Distribution Amount   1430891.01
847965.90  582925.11

      (limited to the Overcolleralization Amount)

      Class A Distribution of

       Distributable Excess Spread                 0.00
0.00       0.00

         Class A Guaranteed Distribution           0.00
0.00       0.00



v)   Excess Spread
          0.00

     Distributable Excess Spread
          0.00



vi)  FHA Premium Account Deposit
       8257.78

      Servicer Fee
      33481.16

      Master Servicer Fee
       2678.49

      Master Servicer Reimbursement
       9461.49

      Trustee Fee
          0.00

      Premium
       1674.06

      Reimbursement Amount distributed to the Certificate
Insurer      12261.00

      Successor Master Servicer Fees
          0.00

      Priority Expenses
          0.00

      Excess Claim Amount
          0.00





vii)  Collateral Performance Percentages

        30+ Delinquency Percentage (Rolling Three Month)
        7.8888%

        60+ Delinquency Percentage (Rolling Three Month)
        3.8401%

        Annual Default Percentage (Three Month Average)
        6.5971%

        Cumulative Default Percentage
        4.8183%





viii)  Overcollateralization Information:

         OC Multiple
          1.50

         Required OC Amount
    2561023.79

         Overcollateralization Amount (before distributions)
     369083.35

         Overcollateralization Amount (after distributions)
     513069.23





ix)  Default Information:

                                                      Current
Period Cumulative

           Principal Balance of Defaulted Loans
216398.57 2238915.77

           Principal Balance of Credit Support Multiple
216398.57 2238915.77





x)   FHA Insurance Information:



         Trust Designated Insurance Amount  (at the Cut-off
Date)    4878140.00



                     Number      Number      Balance
Balance

                Current Period Cumulative Current Period
Cumulative

    Claims Filed           22         105     424935.83
1807299.71

    Claims Pending         40          NA     703579.91
 NA

    Claims Paid             1          19      21902.25
337491.90







SIGNATURES



	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



			FINANCIAL ASSET SECURITIES CORPORATION





				/s/ Mark LeMay

				Mark LeMay

				Vice President





Dated: 	September 30, 1997